Exhibit 10.50

AMENDMENT NO. 4 TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT

     AGREEMENT, made as of the 5th day of May, 2004, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the “Borrower”);

     The Banks which have executed this Agreement (individually, a “Bank” and, collectively, the “Banks”);

     FLEET NATIONAL BANK, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”); and

     SUNTRUST BANK, as Syndication Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent and BANC OF AMERICA SECURITIES, as Lead Arranger.

W I T N E S S E T H:

     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto (the “Existing Banks”) entered into a certain Fourth Amended and Restated Loan Agreement dated as of February 12, 2002, which was amended pursuant to (i) Amendment No. 1 to Fourth Amended and Restated Loan Agreement dated as of February 10, 2003, (ii) Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of May 9, 2003 (“Amendment No. 2”), and (iii) Amendment No. 3 to Fourth Amended and Restated Loan Agreement dated as of December 5, 2003 (as so amended, the “Original Loan Agreement”; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the “Loan Agreement”);

     (B) The Borrower wishes to amend the Original Loan Agreement to extend the B Commitment Termination Date to May 7, 2008, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth;

     (C) Certain of the Banks desire to increase or decrease, as the case may be, its respective B Commitment to the amount set forth opposite its name on its signature page hereto and the Borrower desires to accept such changes in the B Commitments; and

     (D) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     Article 1. Change in Commitments.

     Section 1.1 B Commitment. From and after the date hereof, for purposes of the Loan Agreement, the B Commitment of each Bank shall be the amount set forth opposite each Bank’s name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and, with respect to each Bank, such amount shall supersede and be deemed to amend the amount of its B Commitment as set forth opposite its name on the signature pages to Amendment No. 2.

     Section 1.2 Total Commitment. From and after the date hereof, for purposes of the Loan Agreement, the Total Commitment of each Bank shall be the sum of the A Commitment of each Bank set forth opposite its name on the signature pages to Amendment No. 2 plus the amount of the B Commitment as set forth opposite each Bank’s name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement.

     Section 1.3 Adjustment of Outstanding B Loans. If any B Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the B Loans outstanding to the Borrower from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the amount of all of the B Commitments, after giving effect to the reallocation of the B Commitments. The Borrower agrees and consents to the terms of this Section 1.3.

     Article 2. Amendments to Original Loan Agreement, B Notes, Swing Line Note.

       Section 2.1 The Original Loan Agreement is hereby amended as follows:

          (a) The phrase “the amount set forth opposite such Bank’s name on the signature pages hereto” appearing in the definition of the terms “A Commitment” and “B Commitment” in Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank’s name on the signature pages hereto.

          (b) The definition of “Applicable Margin” appearing in Article 1 is amended by deleting the chart appearing therein and substituting therefor the following chart:

“Category 1	Percentage
A3 or higher by Moody’s;	.575%
A- or higher by S&P

Category 2
Baa1 by Moody’s;	.675%
BBB+ by S&P

Category 3	Percentage
Baa2 by Moody’s	.750%
BBB by S&P

Category 4
Baa3 by Moody’s	.950%
BBB- by S&P

Category 5
Lower than Baa3 by Moody’s	1.15%
Lower than BBB- by S&P
- or -
No Rating by S&P or Moody’s”

          (c) The definition of “B Commitment Termination Date” appearing in Article 1 is amended by deleting the date “May 7, 2004” and substituting therefor the date “May 7, 2008”.

          (d) The definition of “Facility Fee Percentage” appearing in Article 1 is amended by deleting the chart appearing therein and substituting therefor the following chart:

“Category 1	Percentage
A3 or higher by Moody’s;	.175%
A- or higher by S&P

Category 2
Baa1 by Moody’s;	.200%
BBB+ by S&P

Category 3
Baa2 by Moody’s	.250%
BBB by S&P

Category 4
Baa3 by Moody’s	.300%
BBB- by S&P

Category 5	Percentage
Lower than Baa3 by Moody’s	.350%
Lower than BBB- by S&P
- or -
No Rating by S&P or Moody’s”

                  (e) Section 2.4 is deleted in its entirety and there is substituted therefor the following:

                           “Section 2.4 Fees.

                    (a) The Borrower shall pay to the Agent for the account of each Bank a facility fee (the “Facility Fee”) on the amount of each Bank’s A Commitment and B Commitment, as the case may be, for the period from the date hereof (or, as applicable, from the effective date specified in the Assignment and Acceptance pursuant to which it became a Bank hereunder) to and including the earlier of the date such Bank’s A Commitment or B Commitment, as applicable, is terminated or the B Commitment Termination Date, at the rate per annum equal to the Facility Fee Percentage from time to time in effect. The accrued Facility Fee shall be payable on the Quarterly Dates, and on the earlier of the date (i) the A Commitments and/or the B Commitments, as applicable, are terminated, or (ii) the B Commitment Termination Date.

                    (b) The Borrower agrees to pay to the Agent for the account of each Bank, a utilization fee as follows: (i) for any day on which the outstanding principal amount of all Loans shall be equal to or greater than 33% of the Total Commitment but less than 66% of the Total Commitment, the Borrower shall pay to the Agent for the account of each Bank a utilization fee equal to .125% per annum on the aggregate amount of each Bank’s outstanding Loans on such day, and (ii) for any day on which the outstanding principal amount of all Loans shall be equal to or greater than 66% of the Total Commitment, the Borrower shall pay to the Agent for the account of each Bank a utilization fee equal to 0.25% per annum on the aggregate amount of each Bank’s outstanding Loans on such day. Accrued utilization fees, if any, shall be payable in arrears on the Quarterly Dates, on any date prior to the B Commitment Termination Date on which a Bank’s Commitment terminates, and on the B Commitment Termination Date; provided, that any utilization fees accruing after the B Commitment Termination Date shall be payable on demand.”

                  (f) Section 2.13 is deleted in its entirety and there is substituted therefor the following:

                    “(a) The A Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a “First Substituted A Note” and, collectively, the “First Substituted A Notes”) in substantially the form of Exhibit A-1 annexed to Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of May 9, 2003 by and among the Borrower, the banks signatory thereto and the Agent (“Amendment No. 2”). Each First Substituted A Note shall be dated the date of Amendment No. 2, shall be payable to the order of such Bank in a principal amount equal to such Bank’s A Commitment as in effect on the date of Amendment No. 2 and shall otherwise be duly completed. All A Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such A Loans shall be recorded by such Bank on the schedule attached to the relevant First Substituted A Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such First Substituted A Note in respect of such A Loans).

                    (b) The B Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a “Second Substituted B Note” and, collectively, the “Second Substituted B Notes”) in substantially the form of Exhibit A-2 annexed to Amendment No. 4 to Fourth Amended and Restated Loan Agreement dated as of May 5, 2004 by and among the Borrower, the banks signatory thereto and the Agent (“Amendment No. 4”). Each Second Substituted B Note shall be dated the date of Amendment No. 4, shall be payable to the order of such Bank in a principal amount equal to such Bank’s B Commitment as in effect on the date of Amendment No. 4 and shall otherwise be duly completed. All B Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such B Loans shall be recorded by such Bank on the schedule attached to the relevant Second Substituted B Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Second Substituted B Note in respect of such B Loans).

                    (c) The Swing Line Loans made by the Swing Line Lender shall be evidenced by a single promissory note of the Borrower (the “Second Substituted Swing Line Note”) substantially in the form of Exhibit A-3 annexed to Amendment No. 4. The Second Substituted Swing Line Note shall be dated the date of Amendment No. 4, shall be payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Loan Commitment and shall be otherwise duly completed. All Swing Line Loans made by the Swing Line Lender hereunder and all payments and prepayments on account of the principal thereof shall be recorded by the Swing Line Lender on the schedule attached to the Second Substituted Swing Line Note (provided, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligations of the Borrower hereunder or under the Second Substituted Swing Line Note).”

     Section 2.2 In order to evidence the B Loans and the Swing Line Loan, as amended hereby, the Borrower shall execute and deliver to each Bank, as the case may be, simultaneously with the execution and delivery hereof, promissory notes payable to the order of such Bank in substantially the form of Exhibits A-2 and A-3 (in the case of the Swing Line Lender) annexed hereto (hereinafter referred to individually as a “Second Substituted Note” and collectively as the “Second Substituted Notes”). Each of the Banks shall, upon the execution and delivery by the Borrower of its Second Substituted Note(s) as herein provided, mark the First Substituted B

Note or First Substituted Swing Line Note, as the case may be, delivered to it in connection with the Original Loan Agreement “Replaced by Second Substituted Note” and return them to the Borrower.

     Section 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the “Loan(s)”, the “B Note(s)”, the “Swing Line Note”, the “Note(s)” and the “Loan Documents” shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Second Substituted B Note(s), the Second Substituted Swing Line Note, the Second Substituted Note(s) together with the First Substituted A Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 4, the Second Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                       (b) All references in the Original Loan Agreement and the other Loan Documents to the “Loan Agreement”, and also in the case of the Original Loan Agreement to “this Agreement”, shall be deemed to refer to the Original Loan Agreement, as amended hereby.

     Section 2.4 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     Article 3. Representations and Warranties.

     The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

     Article 4. Conditions to Effectiveness of this Agreement.

          This Amendment No. 4 to Fourth Amended and Restated Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

          (a) This Amendment No. 4 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

          (b) The Borrower shall have executed and delivered to each Bank its Second Substituted B Note and with respect to the Swing Line Lender, the Second Substituted Swing Line Note.

          (c) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 4, no Default or Event of Default shall exist, shall be true.

          (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

          (e) The Agent shall have received copies of the following:

                    (i) Copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 4, the Second Substituted Notes and the transactions contemplated hereby, certified by its secretary;

                    (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                    (iii) An incumbency certificate (with specimen signatures) with respect to the Borrower.

          (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     Article 5. Miscellaneous.

     Section 5.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms “Loan Agreement”, “Note(s)” and “Loan”, shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Second Substituted Note(s) together with the First Substituted A Notes and the Loans, as amended hereby; (ii) the term “this Agreement” shall be deemed to refer to this Agreement; and (iii) the terms “hereunder” and “hereto” shall be deemed to refer to this Agreement.

     Section 5.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     Section 5.3 Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

NATIONAL CONSUMER COOPERATIVE BANK,
D/B/A NATIONAL COOPERATIVE BANK

By:

	Name:	Richard L. Reed
	Title:	Managing Director, Chief Financial
Officer and Treasurer

A Commitment	FLEET NATIONAL BANK,
as Administrative Agent and as a Bank,
$22,500,000	and as Swing Line Lender

B Commitment	By:

Name: Robert T.P. Storer
$22,500,000	Title: Managing Director

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	CREDIT SUISSE FIRST BOSTON
Cayman Islands Branch
$12,500,000
By:
B Commitment
Name:
$12,500,000
Title:

By:

Name:

Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
$12,500,000	“Rabobank International”, New York Branch

B Commitment	By:

$12,500,000	Name:

Title:

By:

Name:

Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	PNC BANK, NATIONAL ASSOCIATION

$17,500,000	By:

B Commitment
Name:
$20,000,000
Title:

Signature Page to Amendment No.4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Documentation Agent and as a Bank
$20,000,000
By:
B Commitment
Name:
$20,000,000
Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	M&T BANK

$12,500,000	By:

Name:
B Commitment		Title:
$17,500,000

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	UNION BANK OF CALIFORNIA, N.A.

$10,000,000	By

B Commitment		Name:

$15,000,000		Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	SUNTRUST BANK, as Syndication Agent
and as a Bank
$20,000,000
By:
B Commitment
Name:
$22,500,000
Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	ISRAEL DISCOUNT BANK OF NEW YORK

$5,000,000	By:

B Commitment		Name:
Title:
$2,500,000
By:

Name:
Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	CREDIT LYONNAIS NEW YORK BRANCH

$17,500,000
By:
B Commitment
Name:
$20,000,000		Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

A Commitment	KBC BANK N.V.

$10,000,000	By:

B Commitment		Name:

$10,000,000		Title:

By:

Name:

Title:

Signature Page to Amendment No. 4 to Fourth Amended and Restated Loan Agreement among
National Consumer Cooperative Bank, the Banks party thereto
and Fleet National Bank, as Administrative Agent

EXHIBITS

A-2   Form of Second Substituted B Note
A-3   Form of Second Substituted Swing Line Note

EXHIBIT A-2 TO AMENDMENT NO. 4
TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
AND
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT FOR THE BANKS

FORM OF SECOND SUBSTITUTED B NOTE

[B Commitment Amount]	Due May 7, 2008

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the “Borrower”), hereby promises to pay to the order of [___] (the “Bank”) by payment to the Agent for the account of the Bank the principal sum of [amount of B Commitment] ($____) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the B Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 7, 2008.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this B Note (or on any continuation thereof) the amount, type, due date and interest rate of each B Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such B Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This B Note is one of the Notes referred to in the Fourth Amended and Restated Loan Agreement dated as of February 12, 2002, as amended by (i) Amendment No. 1 to Fourth Amended and Restated Loan Agreement dated as of February 10, 2003, (ii) Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of May 9, 2003, (iii) Amendment No. 3 to Fourth Amended and Restated Loan Agreement dated as of December 5, 2003, and (iv) Amendment No. 4 to Fourth Amended and Restated Loan Agreement dated as of May 5, 2004 (as so amended, the “Loan Agreement”) among the Borrower, the Banks and Fleet National Bank, as Administrative Agent for the Banks and evidences the B Loans made by the Bank thereunder. This Second Substituted B Note supersedes and is given in substitution for the First Substituted B Note dated May 9, 2003 made by the Borrower to the order of the Bank in the original principal amount of $   but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby.

     Capitalized terms used in this B Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this B Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reasonable attorneys’ fees in case default occurs in the payment of this B Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This B Note has been executed and delivered this 5th day of May, 2004 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

NATIONAL CONSUMER COOPERATIVE BANK
D/B/A NATIONAL COOPERATIVE BANK

By:

Title:

2

SCHEDULE TO SECOND SUBSTITUTED B NOTE
MADE BY NATIONAL CONSUMER COOPERATIVE BANK
IN FAVOR OF _____________________

     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

Principal
	Amount	Due Date	Interest Rate	Amount of	Balance	Notation
Date Made	of Loan	of Loan	on Loan	Payment	Outstanding	Made By

EXHIBIT A-3 TO AMENDMENT NO. 4
TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT FOR THE BANKS

FORM OF SECOND SUBSTITUTED SWING LINE NOTE

$20,000,000	Due May 7, 2008

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the “Borrower”), hereby promises to pay to the order of FLEET NATIONAL BANK (the “Bank”) by payment to the Bank the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swing Line Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 7, 2008.

     The Borrower further promises to pay to the order of the Bank by payment to the Bank interest on the unpaid principal amount of each Swing Line Loan from the date such Swing Line Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this Swing Line Note (or on any continuation thereof) the amount, due date and interest rate of each Swing Line Loan made by the Bank under the Loan Agreement and the amount of each payment of principal and the amount of each payment of interest of each such Swing Line Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Swing Line Loans. Such notations shall be deemed correct, absent manifest error.

     This Swing Line Note is the Swing Line Note referred to in the Fourth Amended and Restated Loan Agreement dated as of February 12, 2002, as amended by (i) Amendment No. 1 to Fourth Amended and Restated Loan Agreement dated as of February 10, 2003, (ii) Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of May 9, 2003, (iii) Amendment No. 3 to Fourth Amended and Restated Loan Agreement dated as of December 5, 2003, and (iv) Amendment No. 4 to Fourth Amended and Restated Loan Agreement dated as of May 5, 2004 (as so amended, the “Loan Agreement”) among the Borrower, the Banks and Fleet National Bank, as Administrative Agent for the Banks and evidences the Swing Line Loans made by the Bank thereunder.

     Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default, under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reasonable attorneys’ fees in case default occurs in the payment of this Swing Line Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Swing Line Note has been executed and delivered this 5th day of May, 2004 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

NATIONAL CONSUMER COOPERATIVE BANK
D/B/A NATIONAL COOPERATIVE BANK

By:

Title:

2

SCHEDULE TO SECOND SUBSTITUTED SWING LINE NOTE
MADE BY NATIONAL CONSUMER COOPERATIVE BANK
IN FAVOR OF FLEET NATIONAL BANK

     This Swing Line Note evidences the Swing Line Loans made under the within described Agreement, in the principal amounts, and on the dates set forth below, subject to the payments set forth below:

Principal
	Amount	Due Date	Interest Rate	Amount of	Balance	Notation
Date Made	of Loan	of Loan	on Loan	Payment	Outstanding	Made By